Exhibit 10.58

PROMISSORY NOTE

$200,000	Lancaster, PA	March 9, 2017

FOR VALUE RECEIVED, the undersigned, OCEAN THERMAL ENERGY CORPORATION., a Delaware corporation (“Maker”), whose mailing address and principal office is 800 South Queen Street, Lancaster, PA 17603, USA, hereby promises to pay to JEREMY P. FEAKINS & ASSOCIATES LLC., a Delaware corporation (“Payee”), whose mailing address is 800 South Queen Street, Lancaster, PA 17603, up to the principal sum of TWO HUNDRED THOUSAND DOLLARS AND NO CENTS ($200,000), as represented by advances from time to time, in lawful money of the United States of America for payment of private debts, together with interest (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days) on the unpaid principal balance from time to time outstanding at a rate, except as otherwise provided in this Note, of Ten percent (10%) per annum.

1.
Payments. All unpaid principal and all accrued and unpaid interest shall be due and payable within 90 days after demand.

2.
Time and Place of Payment. If any payment falls due on a day that is considered a legal holiday in the state of Delaware, Maker shall be entitled to delay such payment until the next succeeding regular business day, but interest shall continue to accrue until the payment is in fact made. Each payment or prepayment hereon must be paid at the office of Payee set forth above or at such other place as the Payee or other holder hereof may, from time to time, designate in writing.

3.
Prepayment. Maker reserves the right and privilege of prepaying this Note in whole or in part, at any time or from time to time, upon 30 days’ written notice, without premium, charge, or penalty. Prepayments on this Note shall be applied first to accrued and unpaid interest to the date of such prepayment, next to expenses for which Payee is due to be reimbursed under the terms of this Note, and then to the unpaid principal balance hereof

4.
Default.

(a)
Without notice or demand (which are hereby waived), the entire unpaid principal balance of, and all accrued interest on, this Note shall immediately become due and payable at Payee’s option upon the occurrence of one or more of the following events of default (“Events of Default”):

(i)
the failure or refusal of Maker to pay principal or interest on this Note within 10 days of when the same becomes due in accordance with the terms hereof;

(ii)
the failure or refusal of Maker punctually and properly to perform, observe, and comply with any covenant or agreement contained herein, and such failure or refusal continues for a period of 30 days after Maker has (or, with the exercise of reasonable investigation, should have) notice hereof;

(iii)
Maker shall: (1) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law (defined hereinafter); or (2) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights (defined hereinafter) of Payee granted herein (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days of the filing of same). “Debtor Relief Law” means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally. “Rights” means rights, remedies, powers, and privileges. “Laws” means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, parish, municipality, or Tribunal. “Tribunal” means any court or governmental department, commission, board, bureau, agency, or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted and/or existing;

(iv)
the failure to have discharged within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding against any of the assets of Maker, or the loss, theft, or destruction of, or occurrence of substantial damage to, a material part of the assets of Maker, except to the extent adequately covered by insurance; and

(v)
Maker fails to pay any money judgment against it at least 10 days prior to the date on which any of Maker’s assets may be lawfully sold to satisfy such judgment.

(b)
If any one or more of the Events of Default specified above shall have happened, Payee may, at its option: (i) declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable without notice or demand; (ii) offset against this Note any sum or sums owed by Payee to Maker; (iii) reduce any claim to judgment; (iv) foreclose all liens and security interests securing payment thereof or any part thereof; and (v) proceed to protect and enforce its rights by suit in equity, action of law, or other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note, in aid of the exercise granted by this Note of any right, or to enforce any other legal or equitable right or remedy of Payee.

5.
Cumulative Rights. No delay on Payee’s part in the exercise of any power or right, or single partial exercise of any such power or right, under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof. Enforcement by Payee of any security for the payment hereof shall not constitute any election by it of remedies, so as to preclude the exercise of any other remedy available to it.

6.
Collection Costs. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership, or other court proceedings, Maker agrees to pay all costs of collection, including Payee’s court costs and reasonable attorney’s fees.

7.
Waiver. Maker, and each surety, endorser, guarantor, and other party liable for the payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, protest, and notice of protest and nonpayment, or other notice of default, except as specified herein, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, indulgences, partial payment, release, or change in any security for the payment of this Note, before or after maturity, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

8.
Notices. Any notice, demand, request, or other communication permitted or required under this Note shall be in writing and shall be deemed to have been given as of the date so delivered, if personally served; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; one day after the date so sent, if delivered by overnight courier service; or three days after the date so mailed, if mailed by certified mail, return receipt requested, addressed to Maker at its address on the first page.

9.
Successor and Assigns. All of the covenants, stipulations, promises, and agreements in this Note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not; provided, however, that neither Maker nor Payee may, without the prior written consent of the other, assign any rights, powers, duties, or obligations under this Note.

11.
Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

12.
Applicable Law. This Note is being executed and delivered, and is intended to be performed, in the state of Delaware, and the substantive laws of such state shall govern the validity, construction, enforcement, and interpretation of this Note, except insofar as federal laws shall have application.

13.
Security. This Note is unsecured.

EXECUTED effective the year and date first above written.

OCEAN THERMAL ENERGY CORPORATION.

By: /s/ Frank DiCola
Frank DiCola, Director

TetriDyn Solutions, Inc.
800 South Queen Street
Lancaster, PA 17603, USA

Re:
Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note or the portion hereof designated, into shares of common stock, par value $0.001 per share, of TetriDyn Solutions, Inc., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

(Signature)
Dated:
FILL IN FOR REGISTRATION
OF SHARES:

(Printed Name)	(Social Security or Other Identifying Number)

(Street Address)	(City/State/Zip Code)

Portion to be converted (if less than all)

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